ALPS ETF TRUST

ALPS ACTIVE REIT ETF (NASDAQ: REIT)

SUPPLEMENT DATED JUNE 20, 2023

TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION DATED MARCH 31, 2023, AS SUPPLEMENTED

On June 20, 2023, the Board of Trustees of ALPS ETF Trust approved, based on a recommendation from ALPS Advisors, Inc., a change to the ALPS Active REIT ETF (the “Fund”) from semi-transparent to fully transparent effective on or around August 22, 2023 (the “Effective Date”).

Currently, the Fund operates as a semi-transparent actively-managed exchange-traded fund (“ETF”) with a Portfolio Reference Basket structure. Unlike traditional ETFs, which generally publish their portfolio holdings on a daily basis, the Fund discloses a portfolio transparency substitute—the Portfolio Reference Basket—and certain related information about the Portfolio Reference Basket relative to the Fund’s actual portfolio (“Actual Portfolio”) holdings (the “Portfolio Reference Basket Disclosures”), which are intended to help keep the market price of the Fund’s shares (“Shares”) trading at or close to the underlying NAV per Share of the Fund. While the Portfolio Reference Basket includes all of the Fund’s holdings, it is not the Fund’s Actual Portfolio because the holdings are weighted differently, subject to a minimum weightings overlap of 90% with the Fund’s Actual Portfolio at the beginning of each trading day. The Fund also discloses the maximum deviation between the weightings of the specific securities in the Portfolio Reference Basket and the weightings of those specific securities in the Actual Portfolio, as well as between the weighting of the respective cash positions (the “Guardrail Amount”). The Guardrail Amount is intended to ensure that no individual security in the Portfolio Reference Basket is overweighted or underweighted by more than the publicly disclosed percentage when compared to the actual weighting of each security within the Actual Portfolio as of the beginning of each trading day.

As of the Effective Date, the Fund will no longer operate as a semi-transparent actively-managed ETF and will instead operate as a traditional, fully transparent actively-managed ETF in reliance on Rule 6c-11 under the Investment Company Act of 1940. In connection with the change, there will be no change to the Fund’s name, ticker symbol, investment objective, fees and expenses, principal investment strategies, principal investment risks, investment adviser, sub-adviser, or portfolio managers. As of the Effective Date, all disclosures specific to the Fund’s operation as a semi-transparent actively-managed ETF are deleted and the Fund’s portfolio holdings will be publicly disclosed each day on the Fund’s website at www.alpsfunds.com.

For additional information, shareholders of the Fund may call 866.759.5679.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE